Exhibit 10.28

                             STOCK PLEDGE AGREEMENT

      THIS STOCK PLEDGE AGREEMENT ("Pledge Agreement"), entered into as of July 20, 2001, is between TOYSRUS.COM, INC., a Delaware corporation (the "Company"), and JOHN BARBOUR (the "Pledgor").

                                   WITNESSETH:

      WHEREAS, on February 15, 2000 the Pledgor exercised stock options ("Options") to purchase from the Company 4,000,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") in accordance with the terms and conditions, and subject to the limitations, including the vesting limitations, of the Company's Amended and Restated 1999 Stock Incentive Plan (together with the Stock Option Agreement entered between the Company and Pledgor relating thereto, the "Option Plan");

      WHEREAS, as of the date hereof 2,000,000 shares of the Common Stock held by Pledgor are vested ("Vested Shares");

      WHEREAS, as of February 15, 2001 the Company loaned to the Pledgor the principal sum of $1,200,000.00 (the "Loan") which the Pledgor used to pay the exercise price of the Options;

      WHEREAS, Pledgor has executed and delivered to the Company a recourse promissory note evidencing its obligations to repay such Loan (the "Original Note");

      WHEREAS, on the date hereof, the Company has agreed to purchase, and Pledgor has agreed to sell, (the "Sale") the 2,000,000 Vested Shares of Common Stock;

      WHEREAS, the Pledgor desires to apply a portion of the proceeds from the Sale to repay to the Company fifty percent (50%) of the outstanding principal balance of the Loan pursuant to the Original Note plus all accrued interest thereunder in the aggregate amount of $706,200.64;

      WHEREAS, the Pledgor has on the date hereof executed and delivered to the Company, a Nonrecourse Promissory Note ("New Note") evidencing his obligation to repay the remaining principal balance of the Loan; and

      WHEREAS, the Pledgor has agreed to pledge all of his remaining 2,000,000 shares of unvested Common Stock to the Company as security for the repayment of all obligations under the New Note pursuant to the terms and conditions hereof.

      NOW, THEREFORE, in consideration of the premises and other covenants and conditions contained herein, it is agreed as follows:

      1. The Pledgor hereby delivers to the Company one or more certificates representing 2,000,000 unvested shares of the Company's Common Stock ("Pledge Shares"), together with two stock powers duly executed in blank by the Pledgor. The Pledgor hereby pledges and grants

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a first priority security  interest in the Pledged Shares,  including any shares into which the Pledged Shares may be converted and all proceeds of the Pledged Shares, as security for the timely payment of all of the Pledgor's obligations under the New Note and for the Pledgor's performance of all of its obligations under this Pledge Agreement. Upon the occurrence of any Event of Default (which shall herein have the meaning set forth in the New Note), the Pledgor hereby appoints the Company as his true and lawful attorney to take such action as may be necessary or appropriate to cause the Pledged Shares to be transferred into the name of the Company or any assignee of the Company and to take any other action on behalf of the Pledgor permitted hereunder or under applicable law.

      2. The Company agrees to hold the Pledged Shares as security for the timely payment of all of the Pledgor's obligations under the New Note and for the Pledgor's performance of all of its obligations under this Pledge Agreement, as provided herein. At no time shall the Company dispose of or encumber the Pledged Shares, except as otherwise provided in this Pledge Agreement or the Employment Agreement dated as of July 19, 1999 between the Company and the Pledgor (the "Employment Agreement").

      3. At all times while the Company is holding the Pledged Shares as security under this Agreement, the Company shall:

            (a) Collect any dividends that may be declared on the Pledged Shares and credit such dividends against any accrued interest or unpaid principal under the New Note, as part payment;

            (b) Collect and hold any shares of stock that may be issued upon conversion of the Pledged Shares; and

            (c) Collect and hold any other securities or other property that may be distributed with respect to the Pledged Shares.

Such shares and other securities or property shall be subject to the security interest granted in Section 1 of this Pledge Agreement and shall be held by the Company under this Pledge Agreement.

      4. While the Company holds the Pledged Shares as security under this Pledge Agreement, the Pledgor shall have the right to vote the Pledged Shares at all meetings of the Company's stockholders to the same extent as if such Pledged Shares were held by Pledgor; provided that no Event of Default has occurred and is continuing and that the Pledgor is not in default in the performance of any term of this Pledge Agreement or the Employment Agreement. In the event of any such a default or Event of Default, the Company shall have the right to the extent permitted by law to vote and to give consents, ratifications and waivers and take any other action with respect to the Pledged Shares with the same force and effect as if the Company were the absolute and sole owner of the Pledged Shares.

      5. Upon payment in full of the outstanding principal balance of the New Note and all accrued interest and other charges due under the New Note, subject to the terms of the Employment Agreement, the Company shall release from pledge and redeliver to the Pledgor the certificate(s) representing the Pledged Shares and the accompanying stock powers. Upon partial


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

prepayment of amounts due under the New Note, the Company shall release from pledge and redeliver to Pledgor such number of Pledged Shares as shall have a value equal to 80% of the amount prepaid, provided that such number of Pledged Shares shall be calculated by the Company in good faith.

      6. A. Representations and Warranties of Pledgor. The Pledgor represents, warrants and covenants as follows:

            (a)   This  Pledge  Agreement  is  the  legal,   valid  and  binding
                  obligation of the Pledgor enforceable against the Pledgor in accordance with its terms;

            (b) Subject in all cases to the terms of the Option Plan the Pledgor is the legal and beneficial owner of the Pledged Shares, which have been issued free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Pledge Agreement;

            (c) Subject in all cases to the terms of the Option Plan upon delivery of the Pledged Shares pursuant to Section 1 hereof, the pledge of the Pledged Shares pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in the Pledged Shares, securing the obligations of Pledgor under the New Note; and

            (d) Subject in all cases to the terms of the Option Plan no consent or approval of and no notice to or filing with, any governmental body, agency, authority or any other person (other than the Company) is required either (i) for the pledge pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by the Pledgor or (ii) for the exercise by the Company of rights or remedies in respect of the Pledged Shares pursuant to this Pledge Agreement (except as may be required in connection with their disposition by laws affecting the offering and sale of securities generally).

            B. Representations and Warranties of the Company. The Company hereby represents, warrants and covenants as follows:

            (a) This Pledge Agreement has been duly authorized and executed by the Company, and is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

            (b) The Company waives any provisions in the Option Plan that are inconsistent with the terms hereof or that otherwise prohibit or limit the transactions contemplated hereby. In the event of any ambiguity or inconsistency between the Option Plan or the Employment Agreement and the terms hereof and the New Note, this Pledge Agreement and the New Note shall control.

      7. The Pledgor agrees that it will not (i) sell or otherwise dispose of any of the Pledged Shares, or (ii) grant any option with respect to any of the Pledged Shares, or (iii) create or permit to exist any lien, security interest, or other charge or encumbrance upon any of the


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

Pledged Shares, except for the security interest created by this Pledge Agreement until the New Note is paid for in full and the pledge created hereby is released.

      8. Upon the occurrence of an Event of Default, the Company shall have all of the rights and remedies of a creditor and secured party at law and in equity, including (without limitation) the rights and remedies provided under the Uniform Commercial Code. The Company's rights and remedies under this Pledge Agreement shall be cumulative and nonexclusive of any other rights and remedies which the Company may have by operation of law or otherwise. No delay or failure on the part of the Company in exercising any right, privilege, remedy or option hereunder shall operate as a waiver of such or any other right, privilege, remedy or option; no waiver whatsoever shall be valid, unless in writing and signed by the Company, and then only to the extent therein set forth.

      Without limiting the foregoing, after an Event of Default, the Company may take possession of the Pledged Shares to satisfy the Pledgor's obligations under the New Note. The Company shall have the right to deliver, assign and transfer such Pledged Shares to itself. Upon the occurrence of the foregoing, to the extent the value of the Pledged Shares exceeds the amount of obligations outstanding under the New Note (the amount of such excess value, the "Excess"), then the Company shall, subject to the Option Plan, redeliver to Pledgor that number of Pledged Shares with a value equal to the Excess; provided, that such number of Pledged Shares shall be calculated by the Company in good faith; provided further, that the Company shall in no case be required to deliver cash or any other property to Pledgor equal to the value of any Excess. The New Note is nonrecourse to the Pledgor. The Company agrees that the Pledgor shall not be liable for any deficiency that remains after the Company has exercised its rights under this Agreement.

      9. All rights and security interests of the Company and all obligations of the Pledgor under this Pledge Agreement, shall be absolute and unconditional irrespective of:

            (a) any lack of validity or enforceability of the obligations secured hereunder or under the New Note, or any other agreement or instrument relating thereto;

            (b) any change in the time, manner or place of payment, or in any other term of any of the obligations under the New Note, or any amendment or waiver of the New Note;

            (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of any guaranty, securing payment of the obligations under the New Note; or

            (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the obligations under the New Note.

      10. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to any conflict of laws provisions. Each of Pledgor and Company irrevocably consents and submits to the non-exclusive jurisdiction of the


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

Courts of the State of New York and the United States District Court for the Southern District of New York and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Pledge Agreement or the transactions related hereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship between Pledgor and Company or the conduct of such persons in connection with this Pledge Agreement or otherwise shall be heard only in the courts described above. Each of Pledgor and Company confirms that the foregoing waivers are informed and freely made.

      11. This Pledge Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Pledgor and the Pledgor's legal representative, heirs, legatees, distributees, assigns and transferees by operation of law.

      12. This Pledge Agreement contains the entire pledge agreement between the Company and the Pledgor. No amendment or waiver of any provision of this Pledge Agreement shall be effective unless the same shall be in writing, signed by the party to be charged.

      13. Each Party will execute any additional agreements, assignments or documents or take any other actions reasonably required by the Company to preserve and perfect the security interest in the Pledged Shares granted to the Company herein and otherwise to effectuate this Agreement.

      14. Any notices relating to this Pledge Agreement, the New Note or the transactions contemplated herein or therein shall be given in writing and delivered in person or by courier or mailed (by certified mail, postage prepaid, return receipt requested), to the addresses set forth below each party's signature or to such other place as the parties may designate in writing. All such notices, requests, instructions, documents and other communications will
(i) if delivered personally to the address as provided in this Section 14, be deemed given upon delivery, (ii) if delivered by mail in the manner described above to the address as provided be deemed given upon receipt.



                           [SIGNATURE PAGE TO FOLLOW]


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

                   [SIGNATURE PAGE OF STOCK PLEDGE AGREEMENT]

      IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer, and the Pledgor has personally executed this Agreement.

                                          TOYSRUS.COM, INC.


                                                  /s/ Raymond L. Arthur
                                          By:-----------------------------------
                                          Name:  Raymond L. Arthur
                                          Title: President--Toysrus.com
                                          Address: Parker Plaza
                                                   400 Kelby Street
                                                   Fort Lee, NJ 07024


                                          JOHN BARBOUR

                                                    /s/ John Barbour
                                          --------------------------------------
                                          Address: 5 Billington Court
                                                   Rye, New York 10580


                                          Sworn and subscribed before me
                                          this 20th day of July, 2001


                                                 /s/ Deyanira Delgado
                                          --------------------------------------
                                          Notary Public
                                          My Commission Expires: March 29, 2006


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